Exhibit 99.10(c)
Consent of Independent Registered Public Accounting Firm
The Board of Directors
Protective Life Insurance Company:
We consent to the use of our report dated April 28, 2021, with respect to the financial statements of the subaccounts, which comprise Protective Variable Annuity Separate Account as of December 31, 2020, and for each of the years or periods in the two-year period then ended, incorporated by reference in the Statement of Additional Information, which is part of this registration statement on Form N-4 and to the reference to our firm under the heading “Experts” in the Statement of Additional Information.

/s/ KPMG LLP
Birmingham, Alabama
April 28, 2021

Consent of Independent Registered Public Accounting Firm
The Board of Directors
Protective Life Insurance Company:
We consent to the use of our report dated March 30, 2021, with respect to the consolidated financial statements of Protective Life Insurance Company and subsidiaries as of December 31, 2020 and 2019, and for the years then ended, and financial statement schedules III to V, incorporated by reference in the Statement of Additional Information, which is part of this registration statement on Form N-4 and to the reference to our firm under the heading “Experts” in the Statement of Additional Information.  Our report dated March 30, 2021 refers to a change in accounting principle due to the adoption of Accounting Standards Codification (ASC) Topic 326, Financial Instruments – Credit Losses.

/s/ KPMG LLP
Birmingham, Alabama
April 28, 2021